UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

New Income Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Bonds generated decent returns in the second half of our fiscal year ended May 31, 2017, helping result in modestly positive returns for the fiscal year as a whole. The gains were a surprise to many investors, as a spike in yields late in 2016 augured poorly for bond prices. Instead, bond prices rose and yields fell in the final months of our fiscal year, reflecting increased expectations for a return to modest growth and low inflation. As we describe below, such economic environments are not necessarily exciting, but they offer their own opportunities for attentive investors.

The New Income Fund returned 1.71% over its fiscal year ended May 31, 2017, with all of the gain coming in the second half of the period. Our focus on credit-sensitive sectors and security selection helped the fund outperform the Bloomberg Barclays U.S. Aggregate Bond Index over both the 6- and 12-month periods, while we lagged the Lipper Core Bond Funds Average. The more successful peer strategies generally maintained higher, more concentrated credit allocations than the New Income Fund, which possesses a more diversified risk profile. (Performance for Advisor, R, and I Class shares can vary, reflecting their different fee structures and other factors. Past performance cannot guarantee future results.)

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

ECONOMY AND INTEREST RATES

Bonds produced modestly positive returns in the months since our last report, with a small drop in long-term Treasury yields over the period providing a general boost to returns. After spiking following the November elections, yields remained near their highs late in 2016 and early in 2017 in anticipation of faster growth due to tax cuts and stimulus spending under the Trump administration. In March, however, the failure of House Republicans to agree on legislation to replace the Affordable Care Act raised concerns about the administration’s ability to push through its broader agenda. Although the House was eventually able to pass revised health care legislation in early May, gridlock concerns quickly shifted to the growing controversy surrounding the investigation into Russian interference in the 2016 elections—particularly President Trump’s firing of FBI Director James Comey. The likely persistence of such distractions and controversy, which signaled to bond investors that legislation achieving material fiscal stimulus was unlikely, was one factor leading to lower long-term yields.

Hopes for a go-slow approach from the Federal Reserve also drove the shift in growth and interest rate expectations. Indeed, the turning point in long-term rates over the past six months corresponded with the Federal Reserve’s policy meeting on March 14–15—the yield on the 10-year Treasury note peaked on March 13 and, two days later, recorded its largest daily drop since the previous June. At the meeting, the Fed decided to raise rates for the second time since December, a move that had become widely anticipated. What did appear to surprise investors was the relative stability in the Fed’s outlook. In her post-meeting press conference, Fed Chair Janet Yellen offered assurances that Fed officials had not meaningfully changed their growth or inflation outlooks since the start of the year. The “dot plot” survey of individual policymakers’ rate expectations confirmed Yellen’s remarks, showing no change in the median anticipation for a total of three rate increases in 2017. The Fed met again in early May and kept rates unchanged. Markets barely budged in response, but bond yields fell again a few weeks later after minutes from the meeting indicated a willingness to hold off on rate increases if growth signals weakened, and that the Fed would use a very gradual approach in reducing its balance sheet. (The Fed raised rates at its June meeting, as anticipated, shortly after our reporting period ended.)

The mixed economic data that emerged late in our fiscal year vindicated the Fed’s gradualism and appeared to place some additional downward pressure on yields. Core inflation (excluding food and energy prices) turned negative in March, its first month-over-month decline in over seven years, before becoming modestly positive again in April. Payroll growth likewise slowed sharply in March, with employers adding jobs at the slowest pace in nearly a year. The housing sector also showed signs of deceleration, with both construction and sales falling back in the face of higher mortgage rates. The manufacturing sector remained robust, on the other hand, and healthy export markets encouraged a continued rebound in business investment. Overall, many signals suggested that the economy was picking up again in the spring after a weak start to the year, but only in line with its modest postrecession growth trend. The surge in consumer and business sentiment after the election seemed not to be translating into increased spending and investment.

Even as investors moderated their growth expectations and Treasury yields fell, buyers continued to embrace riskier, higher-yielding bonds in the second half of our fiscal year—an unusual dynamic in the fixed income market. High yield bonds performed best and built on their very strong gains for the year as a whole, helped by continued stability in oil prices and in the balance sheets of energy firms, which make up a large part of the asset class. Investment-grade corporate bonds also performed very well, helped by a solid rebound in corporate profits in the final quarter of 2016 and the first quarter of 2017. Mortgage-backed securities (MBS) underperformed amid uncertainty about the Fed’s plans to wind down its balance sheet by ending the reinvestment of proceeds from its MBS holdings—a process that seemed likely to begin as soon as the end of the year. (At its June meeting, the Fed confirmed its intention to begin winding down its balance sheet by the end of the year and outlined the steps it would follow.)

PERFORMANCE AND INVESTMENT REVIEW

In my last letter, I noted how our modest investment in high yield bonds and bank loans, which are not included in the benchmark, benefited our relative results in the first half of the fund’s fiscal year. I am pleased to report that this remained true in the second half, as our analysts were able to point us to opportunities to add yield and diversification to the portfolio. High yield bond valuations have become increasingly rich following the long run of strong performance, but we expect that solid fundamentals will help keep defaults low. Bank loans should remain even more attractive for their floating rate coupons, lower exposure to energy prices than the high yield bond market, and typically senior position in the capital structure relative to unsecured and subordinated high yield bonds (guaranteeing them repayment priority in the event of issuer default). I should reiterate, however, that we make investments in high yield bonds and bank loans only when our careful fundamental research confirms that we are not compromising our risk-aware investment approach.

We remained overweight in other credit-sensitive sectors, where we believe we can leverage the firm’s credit research and add value for our shareholders. Our overweight position in investment-grade corporate bonds also helped results in our fiscal year, and we received a further boost from security selection in the segment. In particular, our holdings of dollar-denominated European bank issues performed well as growth in the region accelerated despite the uncertainties surrounding Brexit and as banks strengthened their balance sheets. Positions in media, cable, and telecom issues also boosted results, as did our holdings of consumer cyclical and technology securities.

Our overweight in the high-quality MBS sector detracted a bit, but our security selection in the segment more than compensated. Our positioning within agency MBS helped results, and our holdings of non-agency MBS and credit-risk transfer securities (see Glossary) issued by Freddie Mac and Fannie Mae benefited from continued improvement in housing fundamentals—in particular, the declining percentage of homeowners with negative equity. We have recently moved to an underweight in agency MBS given the headwinds from the Fed’s plans to reduce its holdings and renormalize its balance sheet.

We have also trimmed our holdings of asset-backed securities (ABS) and commercial mortgage-backed securities, which may experience some volatility due to publicity around rising auto loan delinquencies and struggling brick-and-mortar retailers, respectively. These credits are well insulated by structural protections, however, and we believe fundamentals in the sectors remain solid. Our overweight to the defensive ABS sector detracted from results over our fiscal year as investors sought out riskier and higher-yielding securities.

Although we kept our allocation to high yield bonds steady over recent months, we reduced or eliminated our positions in other non-benchmark sectors. We added to our exposure to Treasury inflation protected securities (TIPS) after the election as inflation expectations rose from very low levels, which provided a modest boost to the fund’s performance. More recently, however, we have reduced our position as TIPS have underperformed comparable Treasuries, based mainly on a decline in monthly core inflation readings as well as a renewed downturn in oil prices. Our agnostic view on the direction of the U.S. dollar led us to eliminate or hedge our remaining exposure to other currencies just before the election. Over the past six months, we initiated or maintained hedged, non-U.S. exposure in Israeli and Mexican government bonds. Over the longer term, we believe a global search for value will remain an important strategy for U.S. fixed income investors, and we continue to monitor opportunities overseas with the help of our team of analysts based in London, Hong Kong, and elsewhere.

Our derivatives exposure detracted modestly from results over the fiscal year, due mainly to our use of interest rate futures, which we use as a hedge for our yield curve positioning.

OUTLOOK

As measured by long-term Treasury yields, bonds have recovered roughly half of the ground they lost after the election last year sparked expectations for a “Trump reflation.” This seems appropriate, as significant tax reform and a major infrastructure program appear increasingly unlikely given the administration’s dwindling political capital. On the other hand, it seems likely that Congress will pass some marginal tax cuts, providing a dose of fiscal stimulus. Deregulation in the financials sector may also spur lending and growth.

With political factors moving to the sidelines, the market’s focus has shifted back to monetary policy. The Fed has a strong incentive to return short-term rates to a neutral stance, but it has demonstrated its resolve to move slowly and be very transparent in its intentions—a notable contrast with the “Fedspeak” of the Greenspan years. Yellen and other policymakers do not want the bank to be the source of turmoil in financial markets. Indeed, officials are keeping a close eye on financial conditions and are unapologetic about including them as a factor in monetary policy.

The Fed’s resolve not to upset the apple cart appears to be shared by other major central banks. With the uncertainties surrounding Brexit still looming and inflation pressures subdued, the European Central Bank is likely to keep its own policy rate near zero for the next couple of years. It is also likely to maintain its expanded quantitative easing program—the bank makes massive monthly purchases of a range of government, agency, and corporate securities—tapering only as it runs out of bonds to purchase. The Bank of Japan should keep the pedal to the floor as well, especially if the Japanese economy cools alongside China’s in the coming months. In all markets, dire warnings about the distorting effects of extreme monetary easing appear to have been unfounded, providing every incentive for the programs to remain in place. With cumulative central bank balance sheets of $20 trillion bolstering demand for bonds, yields are likely to remain very low in the U.S. and other developed markets.

Generally, the pattern of the past few months appears to be a return to normalcy in the global economy and a reversion to slow growth and low inflation as it has been defined in recent years. A recession in the U.S. seems unlikely in the coming year, and most other major developed economies are on decent footing despite periodic political surprises and disruptions. Wage pressures nearly everywhere seem well contained, while energy costs have begun to decline again, both of which should keep a lid on inflation. An unforeseen policy mistake or geopolitical conflict could derail growth, but it seems more likely that the global economy will continue on a path of moderate expansion.

Corporations have proved remarkably adept in recent years at adjusting to a low-growth, highly competitive world that offers little in terms of pricing power. Many corporations have adapted by cutting costs and making responsible use of cheap debt to lock in lower interest expenses. Such prowess was on particular display in the energy sector in 2016, when most oil producers and service firms were able to survive a cataclysmic downturn in oil prices that might have led to widespread bankruptcies in past years. Thanks in part to a swing to profitability in the energy sector, profits for companies in the S&P 500 as a whole rebounded in the first quarter, rising at their fastest year-over-year pace in several years. This has kept corporate fundamentals, from a bond perspective, generally very solid, even as debt issuance has increased in recent months.

From our perspective, this environment calls for paying special attention to sectors that allow us to add a yield cushion to the portfolio versus the benchmark. Put differently, this is a good time for “coupon clipping,” or a focus on income generation rather than price appreciation, as we wait for dislocations in the market that will create opportunities to buy undervalued securities. Relatedly, we are keeping our overall duration posture relatively close to that of the benchmark as we await signals of a trend in either direction in interest rates. However, the portfolio is positioned to take advantage of an expected “flattening” in the shape of the Treasury yield curve, as we believe short-term yields are more prone to rise than long-term yields as the Fed hikes policy rates. In short, stability can offer its own opportunities, although the upside to returns is tempered.

As we look for opportunities to capture higher yields for shareholders, we also want to monitor fundamentals that could undermine such stability. For example, despite slower payroll growth recently, the U.S. economy continues to absorb enough labor supply to reduce the unemployment rate to levels that many believe approach “full employment.” How will the Fed respond if this continues, especially without inflation pressures?

Our ability to pull many levers in the search for excess returns and to switch our emphasis between them as market conditions change has served us well in the past, and I am confident it will continue to do so. This effort relies in large part on our global team of analysts with a wide range of expertise, and I look forward to reporting on our collective efforts in six months.

As always, I appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 15, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. Credit Baa Bond Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Bloomberg Barclays U.S. Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Credit-risk transfer securities: Structured securities that effectively allow Fannie Mae and Freddie Mac to share a portion of the credit risk with private investors based on the performance of an underlying pool of mortgage loans.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 30.1%		
FINANCIAL INSTITUTIONS 12.8%		
Banking 9.2%		
Banco Santander, 3.50%, 4/11/22	42,200	43,043
Banco Santander Chile, 3.875%, 9/20/22 (1)	18,645	19,449
Bank of America, 3.248%, 10/21/27	50,905	49,329
Bank of America, 3.30%, 1/11/23	104,430	106,186
Bank of America, 4.20%, 8/26/24	6,725	6,980
Bank of America, 4.45%, 3/3/26	20,635	21,549
Bank of America, 5.625%, 7/1/20	53,125	58,194
Bank of America, 5.65%, 5/1/18	20,045	20,730
Bank of America, VR, 3.824%, 1/20/28	61,485	62,255
Bank of America, VR, 4.244%, 4/24/38	71,615	72,882
Barclays, 2.75%, 11/8/19	32,805	33,097
Barclays, 3.684%, 1/10/23	56,455	57,922
Barclays, 4.375%, 1/12/26	1,300	1,356
Barclays, 4.836%, 5/9/28	19,365	19,857
Barclays, 5.20%, 5/12/26	71,830	76,156
Barclays Bank, 5.14%, 10/14/20	49,454	53,244
BBVA Bancomer, 4.375%, 4/10/24 (1)	45,790	47,564
BBVA Bancomer, 6.75%, 9/30/22	11,000	12,471
BNP Paribas, 2.95%, 5/23/22 (1)	30,295	30,444
BPCE, 3.00%, 5/22/22 (1)	21,110	21,223
BPCE, 4.50%, 3/15/25 (1)	79,610	81,399
BPCE, 5.15%, 7/21/24 (1)	31,369	33,370
Capital One Bank, 3.375%, 2/15/23 (2)	37,549	37,943
Capital One Financial, 3.50%, 6/15/23	79,810	81,634
Citigroup, 3.20%, 10/21/26	100,025	96,955
Citigroup, 3.50%, 5/15/23	44,105	44,956
Citigroup, VR, 3.887%, 1/10/28	125,985	128,094

Discover Bank, 3.10%, 6/4/20	9,472	9,661
Discover Financial Services, 3.75%, 3/4/25	24,305	24,162
Discover Financial Services, 4.10%, 2/9/27	81,640	82,364
Goldman Sachs, 3.00%, 4/26/22 (2)	74,010	74,913
Goldman Sachs, 3.50%, 11/16/26	98,325	97,402
Goldman Sachs, 4.25%, 10/21/25	34,050	35,318
Goldman Sachs, 5.75%, 1/24/22	67,665	76,468
Goldman Sachs, 6.75%, 10/1/37	34,458	43,941
HSBC Holdings, 2.65%, 1/15/22	25,770	25,699
HSBC Holdings, 2.95%, 5/25/21	35,605	36,068
HSBC Holdings, VR, 6.375% (12)	42,050	44,153
ING Bank, VR, 4.125%, 11/21/23	49,990	51,063
JPMorgan Chase, 2.95%, 10/1/26 (2)	60,810	58,647
JPMorgan Chase, 3.25%, 9/23/22	26,070	26,732
JPMorgan Chase, 3.30%, 4/1/26	23,100	22,928
JPMorgan Chase, 3.90%, 7/15/25	13,995	14,631
JPMorgan Chase, 4.50%, 1/24/22 (2)	46,960	50,786
JPMorgan Chase, VR, 2.383%, 10/24/23	151,540	153,258
KeyCorp, 2.90%, 9/15/20 (2)	49,890	50,885
Morgan Stanley, 2.625%, 11/17/21 (2)	83,785	83,727
Morgan Stanley, 3.125%, 7/27/26	29,790	28,858
Morgan Stanley, 3.625%, 1/20/27	67,140	67,502
Morgan Stanley, 3.70%, 10/23/24 (2)	18,570	19,154
Morgan Stanley, 3.75%, 2/25/23	85,765	89,435
Morgan Stanley, 3.875%, 1/27/26 (2)	9,620	9,910
Morgan Stanley, 4.35%, 9/8/26	35,725	37,364
Morgan Stanley, 4.875%, 11/1/22	66,665	72,609
Morgan Stanley, 5.00%, 11/24/25	53,920	58,943
Nationwide Building Society, 3.90%, 7/21/25 (1)(2)	23,130	24,250

Nationwide Building Society, 4.00%, 9/14/26 (1)	29,945	29,994
Royal Bank of Scotland, 3.875%, 9/12/23	44,878	45,479
Royal Bank of Scotland, 4.80%, 4/5/26	88,398	93,964
Royal Bank of Scotland, VR, 3.498%, 5/15/23	23,145	23,208
Santander U.K., 2.875%, 10/16/20	13,530	13,651
Santander U.K., 2.875%, 8/5/21	53,360	53,718
Toronto-Dominion Bank, VR, 3.625%, 9/15/31 (2)	10,350	10,142
UBS Group Funding Jersey, 4.125%, 9/24/25 (1)	66,015	69,069
UBS Group Funding Switzerland, 3.491%, 5/23/23 (1)	92,465	94,606
Wells Fargo, 3.069%, 1/24/23	57,040	57,859
		3,280,803
Finance Companies 0.4%		
AerCap Ireland Capital Limited, 3.50%, 5/26/22	15,915	16,333
AerCap Ireland Capital Limited, 3.95%, 2/1/22	36,770	38,379
AerCap Ireland Capital Limited, 4.50%, 5/15/21	20,000	21,250
AerCap Ireland Capital Limited, 4.625%, 7/1/22	9,300	9,951
GATX, 2.50%, 3/15/19	27,365	27,602
GATX, 4.85%, 6/1/21 (2)	14,815	16,021
		129,536
Insurance 1.4%		
ACE INA Holdings, 2.30%, 11/3/20	23,290	23,429
ACE INA Holdings, 4.35%, 11/3/45	18,765	20,454
Aflac, 3.25%, 3/17/25	45,420	46,146
Aflac, 3.625%, 6/15/23	14,925	15,788
Anthem, 3.50%, 8/15/24	35,860	36,621
Anthem, 4.65%, 1/15/43 (2)	16,910	17,857
CNA Financial, 3.95%, 5/15/24 (2)	12,260	12,760
CNA Financial, 5.875%, 8/15/20	21,430	23,680

CNO Financial, 5.25%, 5/30/25	13,000	13,618
Humana, 3.85%, 10/1/24	37,235	38,612
Humana, 3.95%, 3/15/27	17,910	18,531
Humana, 4.95%, 10/1/44	33,180	36,301
Liberty Mutual Group, 4.85%, 8/1/44 (1)	52,825	55,445
Marsh & McLennan, 4.35%, 1/30/47 (2)	11,950	12,549
MetLife, STEP, 3.048%, 12/15/22	5,805	5,944
Principal Financial Group, VR, 4.70%, 5/15/55 (2)	39,225	40,163
Provident Companies, 7.00%, 7/15/18	12,053	12,700
Reinsurance Group of America, 4.70%, 9/15/23	30,614	33,492
Reinsurance Group of America, 5.00%, 6/1/21	24,405	26,608
Reinsurance Group of America, 6.45%, 11/15/19	5,130	5,636
Trinity Acquisition, 3.50%, 9/15/21	10,200	10,430
Unum Group, 5.625%, 9/15/20 (2)	11,480	12,610
		519,374
Real Estate Investment Trusts 1.8%		
Alexandria Real Estate Equities, 3.95%, 1/15/27	26,345	26,984
Alexandria Real Estate Equities, 3.95%, 1/15/28	16,220	16,590
Boston Properties, 2.75%, 10/1/26	81,348	76,852
Boston Properties, 3.65%, 2/1/26 (2)	20,960	21,368
Brixmor Operating Partnership, 3.25%, 9/15/23	42,670	42,206
Brixmor Operating Partnership, 3.65%, 6/15/24	43,450	43,266
Brixmor Operating Partnership, 3.85%, 2/1/25	8,595	8,585
Brixmor Operating Partnership, 3.90%, 3/15/27	31,087	30,841
Brixmor Operating Partnership, 4.125%, 6/15/26	57,211	57,930
Essex Portfolio, 3.625%, 5/1/27 (2)	11,045	11,069
Kilroy Realty, 6.625%, 6/1/20	9,675	10,798
Kimco Realty, 2.80%, 10/1/26 (2)	22,695	21,271
MPT Operating Partnership, 5.25%, 8/1/26	8,325	8,741

Regency Centers, 4.40%, 2/1/47 (2)	19,835	20,089
Simon Property Group, 2.50%, 9/1/20	45,560	46,063
Ventas Realty, 3.25%, 10/15/26	51,880	50,374
VEREIT Operating Partnership, 4.60%, 2/6/24	42,230	44,183
VEREIT Operating Partnership, 4.875%, 6/1/26	47,755	50,501
WEA Finance, 3.15%, 4/5/22 (1)	34,905	35,362
WEA Finance, 3.25%, 10/5/20 (1)	31,595	32,180
Weingarten Realty Investors, 3.25%, 8/15/26	10,000	9,638
		664,891
Total Financial Institutions		4,594,604
INDUSTRIAL 16.2%		
Basic Industry 0.4%		
Ecolab, 2.70%, 11/1/26	16,280	15,781
International Paper, 4.40%, 8/15/47 (2)	53,905	53,968
Invista Finance, 4.25%, 10/15/19 (1)	18,540	18,955
Solvay Finance, 4.45%, 12/3/25 (1)(2)	34,580	36,721
		125,425
Capital Goods 0.7%		
Arconic, 5.87%, 2/23/22 (2)	18,450	20,249
Arconic, 6.15%, 8/15/20	62,622	68,728
Harris, 2.70%, 4/27/20	6,710	6,793
Harris, 3.832%, 4/27/25	9,435	9,796
Holcim, 6.00%, 12/30/19 (1)	10,837	11,763
Lockheed Martin, 3.55%, 1/15/26	36,565	38,030
Lockheed Martin, 3.60%, 3/1/35	11,950	11,745
Lockheed Martin, 3.80%, 3/1/45	26,950	26,393
Martin Marietta Materials, 4.25%, 7/2/24 (2)	24,403	25,700
Mohawk Industries, 3.85%, 2/1/23	21,529	22,356

Wabtec, 3.45%, 11/15/26 (1)	24,635	24,306
		265,859
Communications 3.6%		
Activision Blizzard, 4.50%, 6/15/47 (2)	30,510	30,396
Altice, 7.625%, 2/15/25 (1)	5,050	5,479
British Sky Broadcasting, 3.75%, 9/16/24 (1)(2)	13,335	13,713
CC Holdings, 3.849%, 4/15/23	52,945	55,451
Charter Communications Operating, 4.908%, 7/23/25 (2)	53,400	57,901
Charter Communications Operating, 6.484%, 10/23/45	106,635	127,317
Comcast, 3.30%, 2/1/27	50,400	51,200
Crown Castle International, 5.25%, 1/15/23 (2)	13,695	15,295
Crown Castle Towers, 3.222%, 5/15/42 (1)	4,785	4,905
Crown Castle Towers, 3.663%, 5/15/45 (1)	52,455	53,389
Crown Castle Towers, 4.883%, 8/15/40 (1)	4,040	4,309
Crown Castle Towers, 6.113%, 1/15/40 (1)	25,101	27,015
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	33,920	33,829
GTP Acquisition Partners, 2.50%, 6/15/45 (1)	51,375	50,352
Interpublic Group of Companies, 3.75%, 2/15/23	35,347	36,906
Interpublic Group of Companies, 4.00%, 3/15/22	10,485	10,999
Interpublic Group of Companies, 4.20%, 4/15/24 (2)	34,812	36,922
Omnicom Group, 3.60%, 4/15/26	20,440	20,800
Omnicom Group, 3.65%, 11/1/24	47,690	49,259
SBA Tower Trust, 2.898%, 10/15/44 (1)	18,815	18,951
SBA Tower Trust, 3.156%, 10/15/45 (1)	35,680	36,108
SBA Tower Trust, 3.168%, 4/15/22 (1)	71,745	72,247
SBA Tower Trust, 3.598%, 4/15/18 (1)	20,855	20,836
SBA Tower Trust, 3.869%, 10/15/49 (1)	51,235	51,740
Sirius XM Radio, 5.25%, 8/15/22 (1)(2)	56,417	58,180
Thomson Reuters, 3.35%, 5/15/26	11,880	11,882

Time Warner Cable, 6.55%, 5/1/37	31,315	37,421
Time Warner Cable, 6.75%, 6/15/39	32,563	39,758
Time Warner Cable, 7.30%, 7/1/38	5,315	6,715
Verizon Communications, 4.272%, 1/15/36	89,175	85,032
Verizon Communications, 5.25%, 3/16/37	80,420	85,613
WPP Finance 2010, 3.625%, 9/7/22 (2)	11,070	11,430
WPP Finance 2010, 3.75%, 9/19/24	18,332	18,781
WPP Finance 2010, 4.75%, 11/21/21	36,892	39,884
		1,280,015
Consumer Cyclical 1.5%		
Alibaba Group Holding, 3.125%, 11/28/21	34,956	35,695
Alibaba Group Holding, 3.60%, 11/28/24	34,045	34,967
CVS Caremark, 3.50%, 7/20/22	25,220	26,286
CVS Caremark, 3.875%, 7/20/25 (2)	4,585	4,802
Delphi, 4.15%, 3/15/24	38,455	40,644
Dollar Tree, 5.75%, 3/1/23 (2)	28,150	29,769
Expedia, 5.00%, 2/15/26 (2)	69,455	75,477
O'Reilly Automotive, 4.625%, 9/15/21	4,695	5,063
O'Reilly Automotive, 4.875%, 1/14/21	29,976	32,327
Priceline Group, 3.60%, 6/1/26 (2)	51,369	52,286
Priceline Group, 3.65%, 3/15/25	40,620	41,874
QVC, 3.125%, 4/1/19 (2)	41,605	42,117
QVC, 4.375%, 3/15/23	41,030	41,533
QVC, 4.85%, 4/1/24	30,635	31,261
Visa, 4.30%, 12/14/45 (2)	46,815	50,550
		544,651
Consumer Non-Cyclical 4.5%		
Abbott Laboratories, 2.90%, 11/30/21	28,625	29,043

Abbott Laboratories, 3.75%, 11/30/26	92,825	94,699
AbbVie, 3.20%, 5/14/26	22,755	22,393
AbbVie, 3.60%, 5/14/25 (2)	19,200	19,629
AbbVie, 4.45%, 5/14/46 (2)	54,000	53,888
Anheuser-Busch InBev Finance, 4.90%, 2/1/46	160,393	176,641
Becton Dickinson, 3.363%, 6/6/24	47,850	47,865
Becton Dickinson, 3.70%, 6/6/27	62,395	62,509
Becton Dickinson, 3.734%, 12/15/24 (2)	23,985	24,372
Becton Dickinson, 4.669%, 6/6/47	56,575	57,275
Biogen Idec, 2.90%, 9/15/20	5,910	6,043
Biogen Idec, 4.05%, 9/15/25 (2)	52,005	54,970
Bunge Limited Finance, 3.20%, 6/15/17 (2)	20,200	20,210
Catholic Health Initiatives, 2.95%, 11/1/22	14,480	14,074
Celgene, 3.875%, 8/15/25 (2)	175,412	183,520
Express Scripts Holding, 4.50%, 2/25/26 (2)	41,290	43,360
Express Scripts Holding, 4.80%, 7/15/46 (2)	66,549	66,003
Gilead Sciences, 3.65%, 3/1/26	56,540	57,952
Imperial Tobacco Finance, 2.95%, 7/21/20 (1)	54,135	55,218
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)(2)	15,726	16,636
Kaiser Permanente, 3.50%, 4/1/22	14,530	15,265
Life Technologies, 6.00%, 3/1/20	4,187	4,588
Mead Johnson Nutrition, 4.125%, 11/15/25	8,285	8,818
Newell Rubbermaid, 5.50%, 4/1/46	25,660	30,467
Novant Health, 5.85%, 11/1/19	8,220	8,964
Perrigo, 4.00%, 11/15/23 (2)	14,400	15,211
Perrigo Finance, 3.50%, 12/15/21 (2)	14,585	15,146
Reynolds American, 3.25%, 11/1/22	15,085	15,254
Reynolds American, 4.00%, 6/12/22	19,655	20,882
Reynolds American, 4.45%, 6/12/25 (2)	32,315	34,801

Reynolds American, 5.85%, 8/15/45	17,585	21,218
Shire Acquisition Investments Ireland, 2.40%, 9/23/21	9,455	9,382
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	80,750	79,645
Shire Acquisition Investments Ireland, 3.20%, 9/23/26	58,900	57,593
Teva Pharmaceutical Finance III, 2.80%, 7/21/23 (2)	53,805	52,139
Teva Pharmaceutical Finance III, 3.15%, 10/1/26 (2)	98,970	93,152
Tyson Foods, 4.55%, 6/2/47	16,400	16,800
		1,605,625
Energy 2.7%		
APT Pipelines, 3.875%, 10/11/22 (1)	19,635	20,095
Boardwalk Pipelines, 3.375%, 2/1/23 (2)	15,250	15,167
Boardwalk Pipelines, 4.45%, 7/15/27	12,130	12,500
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	10,728
Boardwalk Pipelines, 5.95%, 6/1/26 (2)	11,317	12,807
Cenovus Energy, 4.25%, 4/15/27 (1)(2)	46,830	46,596
Concho Resources, 5.50%, 10/1/22	3,950	4,068
Concho Resources, 5.50%, 4/1/23 (2)	8,575	8,854
Enbridge, 5.50%, 12/1/46	18,585	20,751
Enbridge, VR, 6.00%, 1/15/77	39,015	40,334
Enterprise Products Operations, 4.85%, 3/15/44	22,360	23,524
Enterprise Products Operations, 5.95%, 2/1/41	21,697	25,953
Enterprise Products Operations, 7.55%, 4/15/38	4,590	6,240
EQT, 4.875%, 11/15/21	21,945	23,632
EQT, 8.125%, 6/1/19	22,636	25,132
Hess, 4.30%, 4/1/27 (2)	41,950	42,088
Kinder Morgan, 5.55%, 6/1/45	62,365	66,016
Magellan Midstream Partners, 4.25%, 9/15/46 (2)	14,240	13,929
Sabine Pass Liquefaction, 4.20%, 3/15/28 (1)	85,050	86,113
Sabine Pass Liquefaction, 5.00%, 3/15/27	74,925	79,889

Sabine Pass Liquefaction, 5.75%, 5/15/24 (2)	11,950	13,354
Schlumberger Holdings, 3.00%, 12/21/20 (1)	30,895	31,622
Schlumberger Holdings, 3.625%, 12/21/22 (1)(2)	13,220	13,816
Schlumberger Holdings, 4.00%, 12/21/25 (1)	56,765	59,927
Shell International Finance, 2.875%, 5/10/26	44,430	44,073
Shell International Finance, 3.25%, 5/11/25 (2)	77,930	79,749
Spectra Energy Capital, 3.30%, 3/15/23	32,845	32,876
Spectra Energy Partners, 3.375%, 10/15/26 (2)	28,160	27,730
Spectra Energy Partners, 4.50%, 3/15/45 (2)	6,365	6,292
Western Gas Partners, 4.00%, 7/1/22	46,509	48,341
Woodside Petroleum, 3.65%, 3/5/25 (1)	13,200	13,139
Woodside Petroleum, 3.70%, 9/15/26 (1)	25,106	24,779
		980,114
Technology 1.8%		
Apple, 2.50%, 2/9/22	55,895	56,702
Apple, 3.00%, 2/9/24	32,770	33,471
Apple, 3.20%, 5/11/27	25,280	25,628
Apple, 4.25%, 2/9/47	9,725	10,140
Arrow Electronics, 4.00%, 4/1/25	42,555	43,448
Avnet Electronic, 4.625%, 4/15/26 (2)	16,325	16,726
Avnet Electronic, 4.875%, 12/1/22	30,360	32,205
Baidu, 2.75%, 6/9/19	28,080	28,422
Broadcom, 3.625%, 1/15/24 (1)	55,550	56,592
Broadcom, 3.875%, 1/15/27 (1)(2)	54,455	55,272
Keysight Technologies, 4.55%, 10/30/24 (2)	50,205	53,018
Keysight Technologies, 4.60%, 4/6/27	12,460	13,075
Microsoft, 4.10%, 2/6/37	47,875	50,929
Proven Honour, 4.125%, 5/19/25	33,000	33,913
Proven Honour, 4.125%, 5/6/26	14,000	14,297

Tencent Holdings, 2.875%, 2/11/20 (1)	31,410	31,930
Tencent Holdings, 3.80%, 2/11/25	33,975	35,443
Western Digital, 7.375%, 4/1/23 (1)	40,975	44,919
		636,130
Transportation 1.0%		
American Airlines, Pass-Thru Trust, Series 2013-1, Class A 4.00%, 1/15/27	10,964	11,334
American Airlines, Pass-Thru Trust, Series 2013-2 4.95%, 7/15/24	43,535	46,365
American Airlines, Pass-Thru Trust, Series 2014-1, Class A 3.70%, 4/1/28	16,136	16,418
American Airlines, Pass-Thru Trust, Series 2014-1, Class B 4.375%, 4/1/24	3,709	3,736
American Airlines, Pass-Thru Trust, Series 2015-1, Class B 3.70%, 11/1/24	7,252	7,107
American Airlines, Pass-Thru Trust, Series 2016-1, Class AA 3.575%, 7/15/29	21,590	21,806
Brambles USA, 4.125%, 10/23/25 (1)	13,445	13,993
Continental Airlines, 4.75%, 7/12/22	3,016	3,182
Continental Airlines, Series 2012-1, 4.15%, 10/11/25	14,645	15,322
Delta Airlines, 3.625%, 3/15/22	35,660	36,685
Delta Airlines, 7.75%, 6/17/21	1,562	1,715
Delta Airlines, ETC, 4.95%, 5/23/19	1,820	1,895
Delta Airlines, Series 2011-1, 5.30%, 10/15/20	1,624	1,711
Heathrow Funding, 4.875%, 7/15/23 (1)	26,640	28,656
HPHT Finance 15, 2.25%, 3/17/18 (1)	39,618	39,616
Penske Truck Leasing, 2.875%, 7/17/18 (1)	25,141	25,430
Transurban Finance, 3.375%, 3/22/27 (1)	10,525	10,256
Transurban Finance, 4.125%, 2/2/26 (1)	7,105	7,354
U.S. Airways Pass-Thru Trust, Series 2013-1A 3.95%, 5/15/27	18,475	19,030

U.S. Airways Pass-Thru Trust, Series 2012-2A 4.625%, 12/3/26	19,833	21,023
United Airlines Pass-Thru Trust, Series 2013-1, Class A ETC, 4.30%, 2/15/27	19,896	21,015
		353,649
Total Industrial		5,791,468
UTILITY 1.1%		
Electric 1.0%		
Duke Energy, 2.65%, 9/1/26 (2)	21,900	20,845
Duke Energy, 3.75%, 9/1/46	23,695	22,240
Enel Finance International, 3.625%, 5/25/27 (1)	36,385	35,836
Enel Finance International, 4.75%, 5/25/47 (1)	17,495	17,634
Exelon, 2.85%, 6/15/20	14,510	14,783
FirstEnergy, 7.375%, 11/15/31 (2)	7,158	9,593
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	61,885	65,337
Great Plains Energy, 3.15%, 4/1/22 (2)	18,775	19,093
Great Plains Energy, 4.85%, 4/1/47	37,145	38,014
Origin Energy Finance, 3.50%, 10/9/18 (1)	34,005	34,343
Southern Company, 2.95%, 7/1/23	62,870	62,656
Southern Company, 3.25%, 7/1/26	6,090	5,978
		346,352
Natural Gas 0.1%		
NiSource Finance, 4.375%, 5/15/47	30,595	31,278
Sempra Energy, 2.85%, 11/15/20	18,620	18,861
		50,139
Total Utility		396,491
Total Corporate Bonds (Cost $10,526,096)		10,782,563

BANK LOANS 0.2% (13)

Communications 0.1%		
Intelsat Jackson Holdings, VR, 3.887%, 6/30/19	29,300	28,917
Match Group, VR, 4.277%, 11/16/22	6,560	6,622
		35,539
Consumer Cyclical 0.0%		
Jo-Ann Stores, VR, 6.391%, 10/20/23	15,646	15,695
		15,695
Technology 0.1%		
Western Digital, VR, 3.783%, 4/29/23	23,701	23,905
		23,905
Total Bank Loans (Cost $72,699)		75,139

ASSET-BACKED SECURITIES 10.4%

Car Loan 5.1%		
Ally Auto Receivables Trust Series 2014-1, Class C 2.04%, 12/15/19	7,725	7,752
Ally Auto Receivables Trust Series 2014-1, Class D 2.48%, 2/15/21	7,610	7,625
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, 6/17/19	3,800	3,799
Ally Auto Receivables Trust Series 2014-3, Class A4 1.72%, 3/16/20	31,790	31,845
Ally Auto Receivables Trust Series 2015-1, Class A4 1.75%, 5/15/20	10,025	10,049

Other Asset-Backed Securities 2.4%

ALM Loan Funding Series 2014-11A, Class A2AR, CLO, VR 2.642%, 10/17/26 (1)	23,675	23,675
ALM Loan Funding Series 2014-14A, Class A1R, CLO, VR 2.322%, 7/28/26 (1)	22,690	22,695
ALM Loan Funding Series 2014-14A, Class A2R, CLO, VR 2.722%, 7/28/26 (1)	26,605	26,605
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (1)	7	7
Ascentium Equipment Receivables Series 2016-1A, Class A3 1.92%, 12/10/19 (1)	9,445	9,451
Ascentium Equipment Receivables Series 2016-2A, Class A2 1.46%, 4/10/19 (1)	6,980	6,975
Ascentium Equipment Receivables Series 2017-1A, Class A3 2.29%, 6/10/21 (1)	7,845	7,867
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	3,291	3,290
CCG Receivables Trust Series 2016-1, Class A2 1.69%, 9/14/22 (1)	19,530	19,522
CNH Equipment Trust Series 2016-C, Class A3 1.44%, 12/15/21	19,065	18,956
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	29,271	29,457
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (1)	3,383	3,363

SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (1)	23,525	23,551
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	26,400	26,893
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	28,985	29,404
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	11,420	11,516
SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (1)	27,480	27,388
SMB Private Education Loan Trust Series 2016-C, Class A2A 2.34%, 9/15/34 (1)	20,145	19,794
		282,213
Whole Business 0.1%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	27,279	27,508
		27,508
Total Asset-Backed Securities (Cost $3,738,841)		3,739,526
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.9%		
Collateralized Mortgage Obligations 3.1%		
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 1.31%, 2/20/35	1,701	1,674
Bank of America Funding Series 2007-6, Class A1, CMO, ARM 1.314%, 7/25/37	6,197	5,751

Nationstar Home Equity Loan Trust Series 2016-1A, Class A 2.981%, 2/25/26 (1)	4,351	4,353
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	4,248	4,278
People's Choice Home Loan Securities Trust Series 2005-3, Class M3, ARM 1.879%, 8/25/35	13,113	10,647
Structured Asset Securities Series 2006-EQ1A, Class A5, ARM 1.334%, 7/25/36 (1)	31,806	26,920
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	1,491	1,506
		87,628
Total Non-U.S. Government Mortgage-Backed Securities (Cost $2,785,808)		2,810,286

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 27.2%

U.S. Government Agency Obligations 20.4% (3)

Federal Home Loan Mortgage		
1.426%, 8/25/17	3,542	3,540
1.875%, 4/25/22	15,192	15,185
2.50%, 4/1/30 - 7/1/43	110,989	112,132
3.00%, 12/1/42 - 2/1/47	298,469	300,709
3.50%, 10/1/42 - 5/1/46	330,036	342,155
4.00%, 10/1/40 - 8/1/45	36,929	39,172
4.50%, 11/1/18 - 5/1/42	58,833	63,561
5.00%, 4/1/18 - 8/1/40	27,212	29,896
5.50%, 3/1/18 - 12/1/39	12,942	14,379
6.00%, 8/1/21 - 8/1/38	8,293	9,402
6.50%, 6/1/17 - 9/1/39	3,105	3,456

7.00%, 8/1/19 - 6/1/32	61	66
7.50%, 5/1 - 6/1/24	17	16
Federal Home Loan Mortgage, ARM		
2.809%, 10/1/36	305	321
2.811%, 10/1/36	215	222
2.975%, 7/1/35	318	337
3.025%, 8/1/36	160	160
3.035%, 9/1/32	19	19
3.196%, 3/1/36	567	600
3.348%, 1/1/36	93	96
3.369%, 1/1/37	391	419
3.40%, 11/1/35	242	258
3.409%, 2/1/37	902	954
3.486%, 11/1/36	233	244
3.536%, 12/1/36	159	165
Federal Home Loan Mortgage, CMO, 4.00%, 11/15/36	755	797
Federal Home Loan Mortgage, CMO, ARM		
1.439%, 10/15/46 - 2/15/47	82,927	82,836
1.489%, 4/15/46 - 2/15/47	130,303	130,388
Federal Home Loan Mortgage, CMO, PO, 8/1/28	27	23
Federal National Mortgage Assn.		
2.50%, 5/1/30 - 4/1/46	161,769	160,942
3.00%, 6/1/27 - 4/1/47	1,982,793	2,002,857
3.50%, 5/1/42 - 4/1/47	1,540,615	1,593,383
4.00%, 3/1/24 - 5/1/47	776,756	822,822
4.50%, 5/1/19 - 3/1/46	275,245	297,059
5.00%, 3/1/18 - 8/1/45	276,714	304,642
5.50%, 6/1/17 - 9/1/41	148,699	166,904
6.00%, 9/1/19 - 5/1/42	139,684	158,758

6.50%, 6/1/17 - 7/1/44	31,025	35,400
7.00%, 10/1/29 - 4/1/37	128	135
Federal National Mortgage Assn., ARM		
2.965%, 12/1/35	89	93
3.033%, 9/1/37	1,472	1,553
3.097%, 8/1/36	771	821
3.177%, 7/1/36	1,841	1,942
3.50%, 9/1/36	4	4
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	2	2
Federal National Mortgage Assn., CMO, ARM		
1.474%, 10/25/46 - 3/25/47	81,910	81,689
1.524%, 9/25 - 11/25/46	69,408	69,512
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	81	19
Federal National Mortgage Assn., TBA		
2.50%, 1/1/28	296,420	299,337
3.50%, 1/1/41	169,220	174,659
		7,324,041
U.S. Government Obligations 6.8%		
Government National Mortgage Assn.		
2.50%, 11/20/42 - 7/20/43	146,560	145,190
3.00%, 9/15/42 - 11/20/46	279,710	285,558
3.50%, 9/15/41 - 6/20/46	356,267	372,530
4.00%, 2/20/41 - 5/20/47	757,606	802,936
4.50%, 7/15/26 - 5/20/47	619,859	665,043
5.00%, 9/15/33 - 3/20/41	87,758	97,696
5.50%, 1/20/29 - 6/20/44	42,573	47,570
6.00%, 9/15/17 - 12/20/38	2,055	2,326
6.50%, 10/15/25 - 12/20/33	187	212
7.00%, 12/20/23 - 11/20/28	460	485

7.50%, 2/15/22 - 5/15/32	165	178
8.00%, 11/15/19 - 5/15/32	382	422
8.50%, 11/15/17 - 9/20/26	18	20
10.25%, 11/15/20	21	22
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	15,823	2,352
4.00%, 5/20/37 - 2/20/43	37,795	4,833
4.50%, 5/20/37 - 12/20/39	22,922	1,482
		2,428,855
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $9,721,786)		9,752,896

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 14.3%

U.S. Government Agency Obligations 0.1% (3)

Federal National Mortgage Assn., 7.125%, 1/15/30	9,715	14,269
		14,269

U.S. Treasury Obligations 14.2%

U.S. Treasury Bonds, 2.50%, 2/15/46	154,690	143,088
U.S. Treasury Bonds, 2.50%, 5/15/46	17,200	15,899
U.S. Treasury Bonds, 2.875%, 11/15/46	445,045	444,836
U.S. Treasury Bonds, 3.00%, 11/15/44	319,835	328,331
U.S. Treasury Bonds, 3.00%, 5/15/45	157,790	161,784
U.S. Treasury Bonds, 3.00%, 11/15/45	267,575	274,097
U.S. Treasury Bonds, 3.125%, 2/15/43	362,500	380,965
U.S. Treasury Bonds, 3.375%, 5/15/44	125,810	138,293
U.S. Treasury Bonds, 3.75%, 11/15/43	34,945	40,891
U.S. Treasury Bonds, 4.625%, 2/15/40 (4)	77,660	102,366
U.S. Treasury Bonds, 5.375%, 2/15/31	41,705	56,549

U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	345,116	338,159
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	182,680	186,648
U.S. Treasury Notes, 0.75%, 4/30/18	320,170	318,869
U.S. Treasury Notes, 0.875%, 5/31/18	200,000	199,344
U.S. Treasury Notes, 0.875%, 5/15/19	61,450	60,970
U.S. Treasury Notes, 1.25%, 10/31/18	331,565	331,669
U.S. Treasury Notes, 1.375%, 10/31/20	139,340	138,556
U.S. Treasury Notes, 1.375%, 5/31/21	371,530	367,699
U.S. Treasury Notes, 1.50%, 5/31/19	111,450	111,920
U.S. Treasury Notes, 1.625%, 2/15/26	62,240	59,536
U.S. Treasury Notes, 1.625%, 5/15/26	65,530	62,540
U.S. Treasury Notes, 2.00%, 8/31/21	261,455	264,805
U.S. Treasury Notes, 2.25%, 11/15/25	29,855	30,070
U.S. Treasury Notes, 2.25%, 2/15/27	510,645	512,081
U.S. Treasury Stripped Interest Payment Zero Coupon, 5/15/20	27,925	26,708
		5,096,673
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $5,001,613)		5,110,942

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.1%

Local Authorities 0.1%		
Province of Manitoba, 3.05%, 5/14/24 (2)	10,970	11,316
Province of Ontario, 1.20%, 2/14/18 (2)	15,075	15,033
		26,349
Owned No Guarantee 1.0%		
Autoridad Del Canal De Panama, 4.95%, 7/29/35 (1)(2)	9,150	9,928
CCCI Treasure, FRN, 3.50% (12)	12,150	12,264

Comision Federal de Eletricidad, 4.875%, 1/15/24 (1)	5,190	5,482
CRCC Yupeng, FRN, 3.95% (12)	9,315	9,503
DP World, 6.85%, 7/2/37	21,920	26,324
Pertamina, 4.30%, 5/20/23	14,140	14,704
Pertamina, 6.45%, 5/30/44 (1)	14,460	16,861
Perusahaan Gas Negara, 5.125%, 5/16/24	30,000	32,330
Petrobras Global Finance, 6.125%, 1/17/22 (2)	30,005	31,220
Petroleos Mexicanos, 3.50%, 7/18/18	62,905	63,766
Petroleos Mexicanos, 3.50%, 7/23/20 (2)	21,215	21,641
Petroleos Mexicanos, 5.375%, 3/13/22 (1)(2)	9,050	9,631
Petroleos Mexicanos, 6.375%, 2/4/21 (2)	20,990	23,024
State Grid Overseas, 2.75%, 5/4/22 (1)	82,985	82,921
		359,599
Sovereign 0.5%		
Government of Bermuda, 4.138%, 1/3/23 (1)	7,900	8,298
Government of Bermuda, 4.854%, 2/6/24 (1)	15,865	17,198
Government of Bermuda, 5.603%, 7/20/20 (1)	14,570	15,990
Kingdom of Morocco, 4.25%, 12/11/22 (1)	28,575	30,013
Republic of Indonesia, 3.70%, 1/8/22 (1)	5,430	5,586
United Mexican States, 4.00%, 10/2/23	61,960	64,903
United Mexican States, 4.125%, 1/21/26	38,965	40,563
		182,551
Treasuries 0.5%		
Israel Fixed Bond, 1.75%, 8/31/25 (ILS)	315,650	88,913
Mexican Udibonos, 10.00%, 12/5/24 (MXN)	1,353,635	83,953
		172,866
Total Foreign Government Obligations & Municipalities (Cost $721,674)		741,365

MUNICIPAL SECURITIES 1.0%

California 0.2%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	9,455	13,374
East Bay Municipal Utility Dist., Build America 5.874%, 6/1/40	7,955	10,242
Los Angeles Airport, Build America, Series C 7.053%, 5/15/40	10,980	15,367
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	4,955	6,594
Univ. of California Regents, Series J, 4.131%, 5/15/45	12,720	12,811
		58,388
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, COP, Series B 4.242%, 12/15/37	12,015	12,565
		12,565
District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	2,190	2,729
		2,729
Florida 0.1%		
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.163%, 7/1/19	9,885	9,962
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	23,880	24,515
		34,477
Illinois 0.1%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	7,960	10,676
Metropolitan Water Reclamation Dist., Build America 5.72%, 12/1/38	13,370	16,266
		26,942

Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,395	1,691
		1,691
South Carolina 0.1%		
South Carolina Public Service Auth Taxable Obligation, Series D, 2.388%, 12/1/23	26,665	25,107
South Carolina Public Service Auth. Taxable Obligation, Series E, 4.322%, 12/1/27	19,105	19,443
		44,550
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	7,120	9,186
		9,186
Virginia 0.1%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	6,435	8,037
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	30,070	33,272
Virginia Transportation Board, Build America Series 2010A, 5.35%, 5/15/35	2,180	2,609
		43,918
Total Municipal Securities (Cost $336,547)		375,222
OPTIONS PURCHASED 0.0% (5)		
Credit Default Swap, Protection Sold (Relevant Credit: Markit CDX.IG-S28, 5 year index), Receive 1.00%, Pay upon credit default, 6/21/17 @ 0.60%*, Goldman Sachs (6)	252,800	73
Total Options Purchased (Cost $126)		73
BOND MUTUAL FUNDS 3.2%		
T. Rowe Price Institutional Floating Rate Fund, 3.81% (7)(8)	76,511	770,466

SECURITIES LENDING COLLATERAL 0.9%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.9%

Short-Term Funds 0.9%

T. Rowe Price Short-Term Fund, 0.92% (7)(11)	31,503	315,028
Total Investments through Securities Lending Program with State Street Bank and Trust Company		315,028
Total Securities Lending Collateral (Cost $315,028)		315,028
Total Investments in Securities 101.6% of Net Assets (Cost $35,879,201)		**$ 36,376,799**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

* Exercise Spread.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,743,433 and represents 13.2% of net assets.

(2) All or a portion of this security is on loan at May 31, 2017 -- total value of such securities at period-end amounts to $305,573. See Note 4.

(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(4) At May 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(5) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

(6) Non-income producing

(7) Affiliated Company

(8) SEC 30-day yield

(9) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(10) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $225,307 and represents 0.6% of net assets.

(11) Seven-day yield

(12) Perpetual security with no stated maturity date.

(13) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

ARM Adjustable Rate Mortgage

CLO Collateralized Loan Obligation

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2017. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/17	Value 5/31/16
T. Rowe Price Institutional Floating Rate Fund	$ 432,983	$ —	$ 21,962	$ 770,466	$ 332,239
T. Rowe Price Institutional High Yield Fund	23,500	77,610	22,691	376,642	398,779
T. Rowe Price Government Reserve Fund *	¤	¤	8,342	1,069,589	3,145,490
T. Rowe Price Short-Term Fund +	¤	¤	—^	315,028	255,875
Totals			$ 52,995	$ 2,531,725	$ 4,132,383

*At May 31, 2016, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
+At May 31, 2016, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 2,516,949
Dividend income	52,995
Interest income	—
Investment income	$ 52,995
Realized gain (loss) on securities	$ (7,610)
Capital gain distributions from mutual funds	$ 808

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company established by the corporation. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has four classes of shares: the New Income Fund (Investor Class), the New Income Fund–Advisor Class (Advisor Class), the New Income Fund–R Class (R Class), and the New Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of May 31, 2017, securities valued at $5,846,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2017, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,181,000. As of May 31, 2017, securities valued at $21,642,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 16% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 5% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2017, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2017, the notional amount of protection sold by the fund totaled $210,450,000 (0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2017, securities valued at $157,000 had been posted by the fund to counterparties for TBAs. Collateral pledged by the fund or counterparties for TBAs consisted of $16,000 cash and securities valued at $1,019,000.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2017, the value of loaned securities was $305,573,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $315,028,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. Government securities aggregated $10,423,571,000 and $6,348,080,000, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. government securities aggregated $26,288,218,000 and $24,055,522,000, respectively, for the year ended May 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of net currency losses and the character of paydown gains and losses on asset-based securities. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2017 and May 31, 2016, totaled $806,908,000 and $721,225,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.09% of the fund’s average daily net assets. Through April 30, 2018, Price Associates agreed to reduce the fund’s individual fee to 0.0765% for the portion of average daily net assets equal to or in excess of $20 billion. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. Prior to November 1, 2016, the individual fund fee had been 0.15% of the fund’s average daily net assets and for the portion of average daily net assets equal to or in excess of $20 billion, Price Associates had agreed to reduce the fund’s individual fee to 0.1275%. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2017, the effective annual group fee rate was 0.29%.

The R Class is subject to a contractual expense limitation through September 30, 2018. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2017, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended May 31, 2017, the I Class operated below its expense limitation.

Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $9,000 remain subject to repayment by the fund at May 31, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class and I Class. For the year ended May 31, 2017, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $1,285,000 for T. Rowe Price Services, Inc.; and $420,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2017, the fund was charged $630,000 for shareholder servicing costs related to the college savings plans, of which $497,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2017, the fund was allocated $1,610,000 of Spectrum Funds’ expenses and $36,979,000 of Retirement Funds’ expenses. Of these amounts, $15,100,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 89% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2017, approximately 41% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2017, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price New Income Fund, Inc. (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 5/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $116,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $59,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s R Class and I Class).

The fund’s individual fund fee rate has been 0.15%, although the Advisor had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund so that an individual fund fee of 0.1275% was applied to the fund’s average daily net assets that were equal to or greater than $20 billion. Effective November 1, 2016, the fund’s individual fund fee rate was reduced from 0.15% to 0.09% and the Advisor agreed to a contractual fee waiver arrangement that reduced the individual fund fee rate from 0.1275% to 0.0765% on assets equal to or greater than $20 billion. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund to a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group and Advisor Class Expense Group) and fourth quintile (Expense Universe), and the fund’s total expenses ranked in the third and fifth quintiles (Investor Class Expense Group), first and fourth quintiles (Advisor Class Expense Group), and second and fourth quintiles (Expense Universe). At the Meeting, the Board also considered that the fund’s management fee had been recently reduced (which went into effect on November 1, 2016) and the fact that the fund’s management fee and relative expenses had been discussed in detail at the October 2016 Board meeting.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
1980	America (2004 to present); Director, Vornado Real Estate Investment
[189]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[57]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Income Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Christopher P. Brown, Jr., CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe
Price Trust Company; Chief Legal Officer, Vice
President, and Secretary, T. Rowe Price Group,
Inc.; Vice President and Secretary, T. Rowe Price
and T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., and T. Rowe Price Trust
Company; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 18, 2017